UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 10, 2005


                        INTERNATIONAL DISPLAYWORKS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                     0-27002                94-3333649
            --------                     -------                ----------
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
 incorporation or organization)          Number)             Identification No.)


                           599 Menlo Drive, Suite 200
                            Rocklin, California 95765
                            -------------------------
    (Address and telephone number of principal executive offices) (Zip Code)

                                 (916) 415-0864
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17  CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 8 - Other Events
------------------------

     Item 8.01 Other Events
     ----------------------

     International DisplayWorks, Inc. (the "Company") announced that its Chairman and Chief Executive Officer, Tom Lacey, will make a presentation at the Seventh Annual Needham & Company Growth Conference on January 13, 2005, including discussion of the Company's growth strategy and operating performance. The conference is being webcast at the Company's site via the following link http:www.wsw.com/webcast/needham10/idwk. The Company also provided guidance for it first quarter earnings of 2005 in its press release. A copy of the press release is attached as Exhibit 99.

Section 9 - Financial Statements and Exhibits
---------------------------------------------

     Item 9.01 Financial Statements and Exhibits

     Exhibit No.        Exhibit Description
     -----------        -------------------

         99 Press Release titled "International DisplayWorks Needham Growth Conference Presentation January 13, 2004 to be Webcast"

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               INTERNATIONAL DISPLAYWORKS, INC.,
                                               a Delaware corporation


Dated: January 10, 2005                        /s/ Alan M. Lefko
       ----------------                        ---------------------------------
                                               Alan M. Lefko,
                                               Vice President of Finance

                                  EXHIBIT INDEX




         Exhibit No.            Exhibit Description
         -----------            -------------------

             99 Press Release titled "International DisplayWorks Needham Growth Conference Presentation January 13, 2004 to be Webcast"